UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06310

Legg Mason Partners Variable Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

December 31, 2010

Annual Repor  t

Legg Mason

Western Asset

Variable

Adjustable Rate

Income Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Western Asset Variable Adjustable Rate Income Portfolio

Portfolio objective

The Portfolio seeks to provide high current income and to limit the degree of fluctuation of its net asset value resulting from movements in interest rates.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Western Asset Variable Adjustable Rate Income Portfolio for the twelve-month reporting period ended December 31, 2010. Please read on for a detailed look at prevailing economic and market conditions during the Portfolio’s reporting period and to learn how those conditions have affected Portfolio performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Market insights and commentaries from our portfolio managers and

•	A host of educational resources.

Special shareholder notice

The Board of Trustees of the Portfolio determined that it is in the best interests of the Portfolio and its shareholders to terminate and wind up the Portfolio. The Portfolio is expected to cease operations on or about April 29, 2011. Shortly before that date, at the discretion of portfolio management, in preparation for the termination of the Portfolio, the assets of the Portfolio will be liquidated and the Portfolio will cease to pursue its investment objective.

Shareholders of the Portfolio who elect to redeem their shares prior to the completion of the liquidation will be redeemed in the ordinary course at the Portfolio’s net asset value (“NAV”)i per share. Each shareholder who remains in the Portfolio will receive a liquidating distribution equal to the aggregate NAV of the shares of the Portfolio that such shareholder then holds.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

February 9, 2011

[i]

Net asset value ("NAV") is the dollar value of a single mutual fund share, based on the value of the underlying assets of the fund minus its liabilities, divided by the number of shares outstanding. NAV is calculated at the end of each business day.

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio	III

Investment commentary

Economic review

Despite continued headwinds from high unemployment and issues in the housing market, the U.S. economy continued to expand over the twelve months ended December 31, 2010. Toward the end of the reporting period, fears regarding moderating economic growth were replaced with optimism for a strengthening economy in 2011. With investor sentiment improving, U.S. equities moved sharply higher in the fourth quarter, while rising interest rates negatively impacted some sectors of the fixed-income market. All told, during 2010, investors who took on additional risk in their portfolios were generally rewarded.

In September 2010, the National Bureau of Economic Research (“NBER”), the organization charged with determining when recessions start and end, announced that the recession that began in December 2007 had concluded in June 2009. However, the NBER said, “In determining that a trough occurred in June 2009, the committee did not conclude that economic conditions since that month have been favorable or that the economy has returned to operating at normal capacity.” The NBER’s point is well-taken given continued areas of weakness in the U.S. economy.

Although the U.S. Department of Commerce continued to report positive U.S. gross domestic product (“GDP”)i growth, the expansion has moderated since peaking at 5.0% in the fourth quarter of 2009. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s solid growth at the end of 2009. However, the economy grew at a more modest pace in 2010. According to the Commerce Department, GDP growth was 3.7%, 1.7% and 2.6% during the first, second and third quarters of 2010, respectively. The initial estimate for fourth quarter GDP was a 3.2% expansion.

Turning to the job market, while the unemployment rate moved lower in December 2010, it remained elevated throughout the reporting period. While 384,000 new jobs were created during the fourth quarter and the unemployment rate fell from 9.8% in November to 9.4% in December 2010, there continued to be some disturbing trends in the labor market. The unemployment rate has now exceeded 9.0% for twenty consecutive months, the longest period since the government began tracking this data in 1949. In addition, the U.S. Department of Labor reported in December that a total of 14.5 million Americans looking for work have yet to find a job, and 44% of these individuals have been out of work for more than six months.

There was mixed news in the housing market during the period. According to the National Association of Realtors (“NAR”), existing-home sales increased 7.0% and 8.0% in March and April, respectively, after sales had fallen for the period from December 2009 through February 2010. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. However, with the end of the tax credit, existing-home sales then declined from May through July. Sales then generally rose from August through the end of the year. In total, existing-home sales volume in 2010 was 4.9 million, the lowest amount since 1997. Looking at home prices, the NAR reported that the median existing-home price for all housing types rose a tepid 0.3% in 2010. The inventory of unsold homes was an 8.1 month supply in December at the current sales level, versus a 9.5 month supply in November.

The manufacturing sector was one area of the economy that remained relatively strong during 2010. Based on the Institute for Supply Management’s PMIii, the manufacturing sector has grown seventeen

IV	Legg Mason Western Asset Variable Adjustable Rate Income Portfolio

Investment commentary (cont’d)

consecutive months since it began expanding in August 2009. After reaching a six-year peak of 60.4 in April 2010 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion), PMI data indicated somewhat more modest growth through the remainder of the year. However, in December, the manufacturing sector expanded at its fastest pace in seven months, with a reading of 57.0 versus 56.6 in November.

Financial market overview

The financial markets experienced several periods of volatility during the reporting period that tested the resolve of novice and experienced investors alike. During most of the first four months of the reporting period, the financial markets were largely characterized by healthy investor risk appetite and solid results by stocks and lower-quality bonds. The market then experienced sharp sell-offs in late April and in May, and again beginning in mid-November. During those periods, investors tended to favor the relative safety of U.S. Treasury securities. However, these setbacks proved to be only temporary and, in each case, risk aversion was replaced with solid demand for riskier assets.

Due to signs that certain areas of the economy were moderating in the second half of the reporting period, the Federal Reserve Board (“Fed”)iii took further actions to spur the economy. At its August 10th meeting, the Fed announced an ongoing program that calls for using the proceeds from expiring agency debt and agency mortgage-backed securities to purchase longer-dated Treasury securities.

In addition, the Fed remained cautious throughout the reporting period given pockets of weakness in the economy. At its meeting in September 2010, the Fed said, “The Committee will continue to monitor the economic outlook and financial developments and is prepared to provide additional accommodation if needed to support the economic recovery. . . .” This led to speculation that the Fed may again move to purchase large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

The Fed then took additional action in early November. Citing that “the pace of recovery in output and employment continues to be slow,” the Fed announced another round of quantitative easing to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011. This, coupled with the Fed’s previously announced program to use the proceeds of expiring securities to purchase Treasuries, means it could buy a total of $850 billion to $900 billion of Treasury securities by the end of June 2011. At its final meeting of the year in December, the Fed said it “will regularly review the pace of its securities purchases and the overall size of the asset-purchase program in light of incoming information and will adjust the program as needed to best foster maximum employment and price stability.”

Fixed-income market review

Continuing the trend that began in the second quarter of 2009, nearly every spread sector (non-Treasury) outperformed equal-durationiv Treasuries during most of the first four months of the reporting period. Over that time, investor confidence was high given encouraging economic data, continued low interest rates, benign inflation and rebounding corporate profits. Robust investor appetite was then replaced with heightened risk aversion toward the end of April and during the month of May. This was due to the escalating sovereign debt crisis in Europe, uncertainties regarding new financial reforms in the U.S. and some worse-than-expected economic data. Most spread sectors then produced positive absolute returns in June and July, as

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio	V

investor demand for these securities again increased. There was another bout of risk aversion in August, given fears that the economy may slip back into a recession. However, with the Fed indicating the possibility of another round of quantitative easing, most spread sectors rallied in September and October. The spread sectors started to weaken again toward the middle of November as financial troubles in Ireland resulted in a re-emergence of the European sovereign debt crisis. While several spread sectors regained their footing in December, others remained weak given ongoing uncertainties in Europe and concerns regarding economic growth in China and its potential impact on the global economy.

Both short- and long-term Treasury yields fluctuated but, overall, moved lower during the twelve months ended December 31, 2010. When the period began, two- and ten-year Treasury yields were 1.14% and 3.85%, respectively. On April 5, 2010, two- and ten-year Treasury yields peaked at 1.18% and 4.01%, respectively. Subsequent to hitting their highs for the period, yields largely declined during much of the next six months, with two-year Treasuries hitting their low for the year of 0.33% on November 4, 2010. Ten-year Treasuries reached their 2010 trough of 2.41% in early October. Yields then moved sharply higher given expectations for stronger growth in 2011 and the potential for rising inflation. When the period ended on December 31, 2010, two-year Treasury yields were 0.61%

and ten-year Treasury yields were 3.30%. For the twelve months ended December 31, 2010, the Barclays Capital U.S. Aggregate Indexv returned 6.54%.

The U.S. high-yield bond market produced strong results during the reporting period. The asset class posted positive returns during each month, except for May and November 2010 when risk aversion rose sharply. The high-yield market was supported by better-than-expected corporate profits and overall strong investor demand. All told, the Barclays Capital U.S. High Yield – 2% Issuer Cap Indexvi returned 14.94% for the twelve months ended December 31, 2010.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

January 28, 2011

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]   Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii  The Institute for Supply Management's PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii  The Federal Reserve Board ("Fed") is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv  Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

[v]  The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi  The Barclays Capital U.S. High Yield – 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2010 Annual Report	1

Portfolio overview

Q. What is the Portfolio’s investment strategy?

A. The Portfolio seeks to provide high current income and to limit the degree of fluctuation of its net asset value (“NAV”)i resulting from movements in interest rates. In seeking to achieve its investment objectives, the Portfolio normally invests at least 80% of its assets in adjustable-rate securities and related investments. The Portfolio may also invest up to 20% of its assets in fixed-rate debt securities. The Portfolio invests primarily in investment grade bonds but may invest up to 20% of its assets in below investment grade securities.

The securities in which the Portfolio may invest include mortgage-backed securities, U.S. government securities, asset-backed securities, collateralized mortgage obligations, mortgage-related derivative securities, corporate loans and corporate debt securities. Instead of investing directly in particular securities, the Portfolio may gain exposure to a security, an issuer, an index or basket of securities, or a market, by investing through the use of instruments such as derivatives. We seek to achieve low volatility of NAV by diversifying the Portfolio’s assets among investments we believe will, in the aggregate, be resistant to significant fluctuations in market value.

At Western Asset Management Company (“Western Asset”), the Portfolio’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Portfolio’s reporting period?

A. During the twelve months ended December 31, 2010, the riskier segments of the fixed-income market produced strong results and outperformed U.S. Treasuries. This was due, in part, to improving economic conditions following the lengthy downturn from mid-2008 through mid-2009. Also supporting the spread sectors (non-U.S. Treasuries) was overall solid demand from investors seeking incremental yields given the low rates available from short-term fixed-income securities.

The spread sectors rallied during most of the reporting period, with notable exceptions being in late April and May 2010, as well as August and November 2010. Starting toward the end of April, there was a “flight to quality,” triggered by concerns regarding the escalating sovereign debt crisis in Europe. In addition, investor sentiment was negatively impacted by uncertainties surrounding financial reform legislation in the U.S. and signs that economic growth was moderating. Collectively, this caused investors to flock to the relative safety of Treasury securities, driving their yields lower and prices higher.

Robust investor risk appetite largely resumed during June and July, and again in September and October. These turnarounds occurred as the situation in Europe appeared to stabilize, the financial reform bill was signed into law and the Federal Reserve Board (“Fed”)ii continued to indicate that it would keep short-term rates low for an extended period. Investor risk aversion briefly returned in November when fears regarding the European debt crisis re-emerged. However, investor sentiment improved in December, given expectations for strengthening economic conditions in 2011.

2	Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2010 Annual Report

Portfolio overview (cont’d)

The yields on two- and ten-year Treasuries began the fiscal year at 1.14% and 3.85%, respectively. Treasury yields fluctuated during the twelve-month reporting period given mixed signals regarding the economy and uncertainties regarding Fed monetary policy. Yields moved sharply lower in October 2010 in anticipation of additional quantitative easing (“QE2”) by the Fed. Yields then reversed course toward the end of the period as certain economic data were stronger than expected and there were concerns regarding future inflation. During the fiscal year, two-year Treasury yields moved as high as 1.18% and as low as 0.33%, while ten-year Treasuries rose as high as 4.01% and fell as low as 2.41%. On December 31, 2010, yields on two- and ten-year Treasuries were 0.61% and 3.30%, respectively. All told, the Barclays Capital U.S. Aggregate Indexiii returned 6.54% for the twelve months ended December 31, 2010.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Portfolio during the reporting period. In an effort to reduce the Portfolio’s overall risk exposure, we pared our exposure to certain high-yield bonds and non-agency mortgage-backed securities (“MBS”), taking advantage of increased liquidity and firmer pricing in these sectors. We also reduced our exposure to asset-backed securities, as we found what we believed to be more attractive opportunities elsewhere. We increased the Portfolio’s allocation to government agency and investment grade corporate bonds.

We used U.S. Treasury futures and Eurodollar futures to manage our durationiv and yield curvev exposure. Overall, the use of these derivative instruments contributed to performance during the reporting period.

Performance review

For the twelve months ended December 31, 2010, Legg Mason Western Asset Variable Adjustable Rate Income Portfolio1 returned 9.06%. The Portfolio’s unmanaged benchmark, the Citigroup 6-Month U.S. Treasury Bill Indexvi, returned 0.20% over the same time frame. The Lipper Variable Short-Intermediate Investment Grade Debt Funds Category Average2 returned 3.34% for the same period.

[1]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended December 31, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 32 funds in the Portfolio’s Lipper category.

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2010 Annual Report	3

Performance Snapshot as of December 31, 2010
(unaudited)	6 months	12 months
Legg Mason Western Asset Variable Adjustable Rate Income Portfolio[1]	4.00%	9.06%
Citigroup 6-Month U.S. Treasury Bill Index	0.11%	0.20%
Lipper Variable Short-Intermediate Investment Grade Debt Funds Category Average[2]	1.25%	3.34%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Portfolio returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Portfolio expenses. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect compensating balance arrangements, expense reimbursements and/or fee waivers, without which the performance would have been lower.

The 30-Day SEC Yield for the period ended December 31, 2010 was 0.20%. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

Total Annual Operating Expenses (unaudited)

As of the Portfolio’s most current prospectus dated April 30, 2010, the gross total operating expense ratio for the Portfolio was 1.36%.

Actual expenses may be higher. For example, expenses may be higher than those shown if aver-

age net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously forgone or reimbursed to the Portfolio during the same fiscal year if the Portfolio’s total annual operating expenses have fallen to a level below the expense limitation in effect at the time the fees were earned or the expense incurred.

Q. What were the leading contributors to performance?

A. The largest contributor to the Portfolio’s relative performance during the reporting period was our overweight to non-agency MBS. The combination of the government’s aggressive programs to aid the housing market and signs that housing prices appeared to be stabilizing helped these securities generate strong results. In addition, the sector was supported by ongoing demand from asset managers participating in the Public-Private Investment Program (“PPIP”).

An overweight to high-yield bonds was also rewarded. Spreads in the sector continued to narrow during the quarter due to overall strong demand and declining default rates. Leading contributors within this sector were HCA Inc. and Intelsat Jackson Holdings Ltd.

[1]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 36 funds for the six-month period and among the 32 funds for the twelve-month period in the Portfolio’s Lipper category.

4	Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2010 Annual Report

Portfolio overview (cont’d)

An overweight to the investment grade corporate bond market also enhanced results. The asset class performed well given generally better-than-expected corporate profits and overall robust investor demand. Within the sector, our Financials holdings Citigroup Inc. and Wells Fargo & Co. produced the best results.

Also contributing to performance were our overweights to agency MBS and asset-backed securities. Within the asset-backed security sector, our exposures to credit card and auto names were particularly beneficial.

Q. What were the leading detractors from performance?

A. The largest detractors from relative performance for the period were several high-yield bonds, of which Dynegy Holdings Inc. and SuperMedia Inc. were the poorest performers.

Thank you for your investment in Legg Mason Western Asset Variable Adjustable Rate Income Portfolio. As always, we appreciate that you have chosen us to manage your assets.

Sincerely,

Western Asset Management Company

January 18, 2011

RISKS: Investments in bonds are subject to interest rate and credit risks. The Portfolio is subject to fluctuations in share price as interest rates rise and fall. As interest rates rise, bond prices fall, reducing the value of the Portfolio’s share price. Adjustable-rate securities are subject to additional risks. The

Portfolio may invest in high-yield bonds which are rated below investment grade and carry more risk than higher-rated securities. The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Please see the Portfolio’s prospectus for a more complete discussion of these and other risks, and the Portfolio’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2010 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 12 through 21 for a list and percentage breakdown of the Portfolio’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Portfolio’s top five sector holdings (as a percentage of net assets) as of December 31, 2010 were: Corporate Bonds & Notes (26.7%), Collateralized Mortgage Obligations (23.9%), U.S. Government & Agency Obligations (22.5%), Asset-Backed Securities (16.4%) and Collateralized Senior Loans (2.1%). The Portfolio’s composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2010 Annual Report	5

[i]   Net asset value ("NAV") is the dollar value of a single mutual fund share, based on the value of the underlying assets of the fund minus its liabilities, divided by the number of shares outstanding. NAV is calculated at the end of each business day.

ii  The Federal Reserve Board ("Fed") is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii  The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv  Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

[v]  The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

vi  The Citigroup 6-Month U.S. Treasury Bill Index performance is an average of the last six 6-month Treasury bill issues. 6-month U.S. Treasury bills are guaranteed by the U.S. government and provide a fixed rate of return when held to maturity.

6	Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2010 Annual Report

Portfolio at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Portfolio’s investments as of December 31, 2010 and December 31, 2009 and does not include derivatives such as futures contracts. The Portfolio is actively managed. As a result, the composition of the Portfolio’s investments is subject to change at any time.

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2010 Annual Report	7

Portfolio expenses (unaudited)

Example

As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2010 and held for the six months ended December 31, 2010.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]					Based on hypothetical total return[1]
Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
4.00%	$1,000.00	$1,040.00	1.00%	$5.14	5.00%	$1,000.00	$1,020.16	1.00%	$5.09

[1]	For the six months ended December 31, 2010.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total return does not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total return. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

8	Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2010 Annual Report

Portfolio performance (unaudited)

Average annual total returns[1]
Twelve Months Ended 12/31/10	9.06%
Five Years Ended 12/31/10	1.29
Inception* through 12/31/10	1.41

Cumulative total returns[1]
Inception date of 9/12/03 through 12/31/10	10.80%

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

*	Inception date is September 12, 2003.

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2010 Annual Report	9

Historical performance

Value of $10,000 invested in

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio vs. Citigroup 6-Month U.S. Treasury Bill Index† — September 12, 2003 - December 2010

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Legg Mason Western Asset Variable Adjustable Rate Income Portfolio at inception on September 12, 2003, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2010. The hypothetical illustration also assumes a $10,000 investment in the Citigroup 6-Month U.S. Treasury Bill Index. The Citigroup 6-Month U.S. Treasury bill Index performance is an average of the last six 6-month Treasury bill issues. 6-month U.S. Treasury bills are guaranteed by the U.S. government and provide a fixed rate of return when held to maturity. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

‡	Index return beginning 9/30/2003.

10	Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2010 Annual Report

Spread duration (unaudited)

Economic exposure — December 31, 2010

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset Backed Securities
Citigroup 6-month	— Citigroup 6-month U.S Treasury Bill Index
High Yield	— High Yield
IG Credit	— Investment Grade Credit
LMWA VARI	— Legg Mason Western Asset Variable Adjustable Rate Income Portfolio
MBS	— Mortgage-Backed Securities

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2010 Annual Report	11

Effective duration (unaudited)

Interest rate exposure — December 31, 2010

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset Backed Securities
Citigroup 6-month	— Citigroup 6-month U.S Treasury Bill Index
High Yield	— High Yield
IG Credit	— Investment Grade Credit
LMWA VARI	— Legg Mason Western Asset Variable Adjustable Rate Income Portfolio
MBS	— Mortgage-Backed Securities

12	Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2010 Annual Report

Schedule of investments

December 31, 2010

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 26.7%
Consumer Discretionary — 0.2%
Hotels, Restaurants & Leisure — 0.1%
Harrah’s Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	$5,000	$5,650
Station Casinos Inc., Senior Notes	6.000%	4/1/12	50,000	5	(a)(b)
Total Hotels, Restaurants & Leisure				5,655
Media — 0.1%
DISH DBS Corp., Senior Notes	6.625%	10/1/14	20,000	20,800
Univision Communications Inc., Senior Secured Notes	12.000%	7/1/14	5,000	5,500	(c)
Total Media				26,300
Multiline Retail — 0.0%
Neiman Marcus Group Inc., Senior Notes	9.000%	10/15/15	5,372	5,654	(d)
Total Consumer Discretionary				37,609
Consumer Staples — 0.5%
Beverages — 0.5%
Coca-Cola Co., Senior Notes	0.336%	5/15/12	60,000	60,056	(e)
PepsiCo Inc., Senior Notes	0.319%	7/15/11	60,000	60,004	(e)
Total Consumer Staples				120,060
Energy — 1.2%
Energy Equipment & Services — 0.0%
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	5,000	5,200
Oil, Gas & Consumable Fuels — 1.2%
Belden & Blake Corp., Secured Notes	8.750%	7/15/12	5,000	4,800
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	10,000	10,400
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	10,000	10,389	(e)
Pemex Project Funding Master Trust, Senior Notes	0.903%	12/3/12	210,000	209,685	(c)(e)
SandRidge Energy Inc., Senior Notes	9.875%	5/15/16	10,000	10,625	(c)
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	8,000	9,814
Total Oil, Gas & Consumable Fuels				255,713
Total Energy				260,913
Financials — 20.9%
Capital Markets — 2.8%
Goldman Sachs Group Inc., Bonds	0.536%	11/9/11	225,000	225,603	(e)
Kaupthing Bank HF, Senior Notes	5.750%	10/4/11	200,000	54,500	(a)(b)(c)
Merrill Lynch & Co. Inc., Senior Notes	0.533%	6/5/12	220,000	218,029	(e)
Morgan Stanley, Senior Notes	2.786%	5/14/13	120,000	124,439	(e)
Total Capital Markets				622,571

See Notes to Financial Statements.

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2010 Annual Report	13

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Commercial Banks — 8.2%
ANZ National International Ltd., Senior Notes	0.466%	8/5/11	$200,000	$200,154	(c)(e)
Bank of Nova Scotia, Senior Notes	0.553%	3/5/12	170,000	170,435	(e)
Dexia Credit Local NY, Senior Notes	0.703%	3/5/13	250,000	249,326	(c)(e)
Glitnir Banki HF, Senior Notes	3.255%	1/18/12	200,000	60,500	(a)(b)(c)(e)
ING Bank NV, Senior Notes	2.625%	2/9/12	200,000	204,390	(c)
Landsbanki Islands HF, Senior Notes	6.059%	8/25/09	200,000	23,000	(a)(b)(c)(e)(i)
Union Bank NA, Senior Notes	0.382%	3/16/11	250,000	250,059	(e)
Wells Fargo & Co., Senior Notes	0.378%	1/24/12	200,000	200,116	(e)
Westpac Banking Corp.	0.429%	4/19/11	250,000	250,171	(c)(e)
Westpac Banking Corp., Notes	3.250%	12/16/11	110,000	112,764	(c)
Westpac Banking Corp., Senior Notes	2.900%	9/10/14	100,000	103,429	(c)
Total Commercial Banks				1,824,344
Consumer Finance — 2.2%
Ally Financial Inc., Notes	2.200%	12/19/12	180,000	185,225
Ally Financial Inc., Senior Notes	7.500%	12/31/13	70,000	75,775
Caterpillar Financial Services Corp., Senior Notes	1.053%	6/24/11	220,000	220,847	(e)
Total Consumer Finance				481,847
Diversified Financial Services — 5.4%
Citigroup Funding Inc., Notes	0.589%	3/30/12	265,000	266,629	(e)
Citigroup Inc., Senior Notes	6.000%	12/13/13	60,000	65,609
General Electric Capital Corp., Senior Notes	2.125%	12/21/12	210,000	215,865
JPMorgan Chase & Co.	0.459%	1/17/11	200,000	200,023	(e)
JPMorgan Chase & Co., Senior Notes	0.429%	12/21/11	460,000	460,601	(e)
Total Diversified Financial Services				1,208,727
Insurance — 2.3%
Berkshire Hathaway Finance Corp., Senior Notes	0.414%	1/13/12	90,000	90,095	(e)
Berkshire Hathaway Inc., Senior Notes	0.266%	2/10/11	200,000	200,002	(e)
Berkshire Hathaway Inc., Senior Notes	0.466%	2/10/12	50,000	50,090	(e)
MetLife Inc., Senior Notes	1.536%	8/6/13	170,000	172,754	(e)
Total Insurance				512,941
Total Financials				4,650,430
Health Care — 0.6%
Health Care Providers & Services — 0.6%
HCA Inc., Senior Secured Notes	9.625%	11/15/16	97,000	104,154	(d)
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	30,000	34,050
Total Health Care				138,204

See Notes to Financial Statements.

14	Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Industrials — 0.0%
Airlines — 0.0%
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	$10,000	$10,400	(c)
Information Technology — 0.5%
IT Services — 0.5%
International Business Machines Corp., Senior Notes	0.332%	6/15/12	120,000	120,068	(e)
Materials — 0.1%
Metals & Mining — 0.1%
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	10,000	11,076
Teck Resources Ltd., Senior Secured Notes	9.750%	5/15/14	2,000	2,505
Total Metals & Mining				13,581
Paper & Forest Products — 0.0%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	5,000	4,025	(c)
Total Materials				17,606
Telecommunication Services — 2.0%
Diversified Telecommunication Services — 0.2%
Intelsat Jackson Holdings Ltd., Senior Notes	11.250%	6/15/16	15,000	16,238
Qwest Corp., Senior Notes	3.552%	6/15/13	20,000	21,000	(e)
Total Diversified Telecommunication Services				37,238
Wireless Telecommunication Services — 1.8%
Cellco Partnership/Verizon Wireless Capital LLC, Senior Notes	2.884%	5/20/11	200,000	202,024	(e)
Cricket Communications Inc., Senior Secured Notes	7.750%	5/15/16	5,000	5,212
Vodafone Group PLC, Notes	0.572%	2/27/12	200,000	200,374	(e)
Total Wireless Telecommunication Services				407,610
Total Telecommunication Services				444,848
Utilities — 0.7%
Independent Power Producers & Energy Traders — 0.7%
AES Corp., Senior Notes	7.750%	10/15/15	40,000	42,900
Edison Mission Energy, Senior Notes	7.625%	5/15/27	20,000	14,550
Energy Future Holdings Corp., Senior Notes	11.250%	11/1/17	30,656	18,547	(d)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	66,000	68,394
Total Utilities				144,391
Total Corporate Bonds & Notes (Cost — $6,437,892)				5,944,529
Asset-Backed Securities — 16.4%
Argent Securities Inc., 2004-W10 A2	0.651%	10/25/34	51,175	47,904	(e)
Asset-Backed Securities Corp., Home Equity Loan Trust, 2001-HE3 A1	0.800%	11/15/31	53,687	47,790	(e)

See Notes to Financial Statements.

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2010 Annual Report	15

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Bear Stearns Asset-Backed Securities I Trust, 2004-BO1 2A2	0.661%	9/25/34	$510,514	$485,362	(e)
Bear Stearns Asset-Backed Securities Inc., 2003-1 A1	1.261%	11/25/42	99,783	88,624	(e)
Bear Stearns Asset-Backed Securities Inc., 2003-SD1 A	0.711%	12/25/33	124,764	111,730	(e)
Bear Stearns Asset-Backed Securities Inc., 2003-SD3 A	0.741%	10/25/33	30,608	26,694	(e)
Bear Stearns Second Lien Trust, 2007-SV1A A1	0.481%	12/25/36	62,837	55,891	(c)(e)
Business Loan Express, 2002-AA A	0.911%	6/25/28	83,563	57,840	(c)(e)
Business Loan Express, 2003-2A A	1.061%	1/25/32	21,298	14,866	(c)(e)
Business Loan Express, 2003-AA A	1.210%	5/15/29	28,941	20,324	(c)(e)
Carrington Mortgage Loan Trust, 2005-NC5 A2	0.573%	10/25/35	76,501	72,873	(e)
CDC Mortgage Capital Trust, 2002-HE1 A	0.881%	1/25/33	61,862	47,094	(e)
Chase Issuance Trust, 2006-A5 A	0.280%	11/15/13	200,000	199,701	(e)
Countrywide Asset-Backed Certificates, 2004-6 2A4	0.711%	11/25/34	153,468	138,561	(e)
Countrywide Asset-Backed Certificates, 2006-SD2 1A1	0.611%	5/25/46	91,746	60,497	(c)(e)
Countrywide Asset-Backed Certificates, 2006-SD3 A1	0.591%	7/25/36	139,440	76,053	(c)(e)
Countrywide Home Equity Loan Trust, 2004-J 2A	0.550%	12/15/33	56,123	29,656	(e)
EMC Mortgage Loan Trust, 2004-C A1	0.811%	3/25/31	59,529	50,106	(c)(e)
Ford Credit Auto Owner Trust, 2009-D A2	1.210%	1/15/12	8,030	8,033
GMAC Mortgage Corp. Loan Trust, 2006-HE1 A	0.471%	11/25/36	54,346	30,087	(e)
GSAMP Trust, 2006-SEA1 A	0.561%	5/25/36	113,248	95,274	(c)(e)
Lehman XS Trust, 2006-16N A4B	0.501%	11/25/46	229,438	53,509	(e)
Merrill Lynch Mortgage Investors Trust, 2006-SD1 A	0.541%	1/25/47	113,361	76,067	(e)
NCUA Guaranteed Notes, 2010-A1 A	0.611%	12/7/20	320,000	320,336	(e)
New Century Home Equity Loan Trust, 2004-2 M2	0.881%	8/25/34	390,000	321,683	(e)
Option One Mortgage Loan Trust, 2003-1 A2	1.101%	2/25/33	249,220	204,864	(e)
RAAC Series, 2006-RP2 A	0.511%	2/25/37	98,546	71,169	(c)(e)
RAAC Series, 2006-RP3 A	0.531%	5/25/36	117,874	75,891	(c)(e)
RAAC Series, 2006-RP4 A	0.551%	1/25/46	175,883	133,784	(c)(e)
Renaissance Home Equity Loan Trust, 2003-2 A	0.701%	8/25/33	129,374	118,907	(e)
Renaissance Home Equity Loan Trust, 2003-3 A	0.761%	12/25/33	145,133	124,269	(e)
Residential Asset Securities Corp., 2002-KS4 AIIB	0.761%	7/25/32	49,892	27,436	(e)
SACO I Trust, 2005-10 1A	0.521%	6/25/36	76,646	29,443	(e)
SACO I Trust, 2005-2 A	0.461%	4/25/35	5,607	2,350	(c)(e)
SACO I Trust, 2005-8 A1	0.821%	11/25/35	39,437	29,848	(e)
SACO I Trust, 2005-WM3 A1	0.781%	9/25/35	20,844	9,284	(e)
Saxon Asset Securities Trust, 2002-1 AV1	0.761%	3/25/32	13,672	11,488	(e)
Sierra CLO Ltd., 2006-2A X	0.538%	1/22/13	90,000	88,407	(c)(e)(f)
SLC Student Loan Trust, 2005-2 A1	0.302%	3/15/18	38,501	38,457	(e)

See Notes to Financial Statements.

16	Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Specialty Underwriting & Residential Finance Trust, 2003-BC1 A	0.941%	1/25/34	$4,045	$3,309	(e)
Structured Asset Investment Loan Trust, 2003-BC1 A2	0.941%	1/25/33	35,567	30,454	(e)
Truman Capital Mortgage Loan Trust, 2005-1 A	0.691%	3/25/37	136,418	119,653	(c)(e)
Total Asset-Backed Securities (Cost — $4,513,358)				3,655,568
Collateralized Mortgage Obligations — 23.9%
Banc of America Mortgage Securities Inc., 2003-F 1A1	2.748%	7/25/33	13,256	12,703	(e)
Banc of America Mortgage Securities Inc., 2004-A 1A1	3.467%	2/25/34	10,283	8,661	(e)
Banc of America Mortgage Securities Inc., 2005-A 2A1	3.180%	2/25/35	66,167	58,141	(e)
Bear Stearns Alt-A Trust, 2004-11 1A2	1.101%	11/25/34	23,166	12,261	(e)
Bear Stearns ARM Trust, 2004-12 1A1	3.420%	2/25/35	42,856	35,380	(e)
Bear Stearns ARM Trust, 2005-6 1A1	2.941%	8/25/35	175,574	128,060	(e)
Bear Stearns Asset-Backed Securities Trust, 2003-AC5 A3	0.861%	10/25/33	152,797	139,448	(e)
Countrywide Alternative Loan Trust, 2005-24 4A1	0.491%	7/20/35	137,965	88,625	(e)
Countrywide Alternative Loan Trust, 2005-72 A1	0.531%	1/25/36	157,076	107,757	(e)
Countrywide Alternative Loan Trust, 2006-OA22 A1	0.421%	2/25/47	349,556	228,431	(e)
Countrywide Alternative Loan Trust, 2006-OA7 3A1	0.471%	6/25/46	151,441	68,200	(e)
Countrywide Home Loan Mortgage Pass-Through Trust, 2001-HYB1 1A1	2.301%	6/19/31	27,458	26,033	(e)
Countrywide Home Loan Mortgage Pass-Through Trust, 2002-26 A4	0.761%	12/25/17	32,735	30,506	(e)
Countrywide Home Loans, 2006-R2 AF1	0.681%	7/25/36	120,605	98,926	(c)(e)
Countrywide Home Loans Mortgage Pass-Through Trust, 2006-3 2A1	0.511%	3/25/36	141,454	91,823	(e)
Deutsche Mortgage Securities Inc., 2004-4 7AR2	0.711%	6/25/34	113,774	96,528	(e)
FDIC Structured Sale Guaranteed Notes, 2010-S2	0.956%	12/29/45	107,649	107,853	(c)(e)
Federal National Mortgage Association (FNMA), Grantor Trust, 2001-T1 A2	4.432%	10/25/40	168,234	174,789	(e)
Federal National Mortgage Association (FNMA), Grantor Trust, 2002-T19 A4	4.086%	3/25/42	63,326	64,306	(e)
Federal National Mortgage Association (FNMA), REMIC Trust, 1997-20 F	0.861%	3/25/27	74,582	75,303	(e)
Federal National Mortgage Association (FNMA), REMIC Trust, 2003-124 F	0.561%	1/25/34	19,386	19,416	(e)
Federal National Mortgage Association (FNMA), REMIC Trust, 2005-86 FC	0.561%	10/25/35	63,695	63,770	(e)
Federal National Mortgage Association (FNMA), REMIC Trust, PAC, 2003-117 KF	0.661%	8/25/33	100,363	100,757	(e)
Federal National Mortgage Association (FNMA), Whole Loan	0.611%	9/25/42	40,905	40,928	(e)

See Notes to Financial Statements.

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2010 Annual Report	17

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Federal National Mortgage Association (FNMA), Whole Loan, 2003-W14 2A	4.274%	1/25/43	$44,895	$46,623	(e)
First Horizon Alternative Mortgage Securities, 2005-AA12 1A1	2.358%	2/25/36	138,035	95,773	(e)
Harborview Mortgage Loan Trust, 2005-13 2A12	1.031%	2/19/36	204,388	127,524	(e)
Harborview Mortgage Loan Trust, 2005-8 1A2A	0.591%	9/19/35	309,767	204,031	(e)
Harborview Mortgage Loan Trust, 2006-13 A	0.441%	11/19/46	109,730	59,460	(e)
Harborview Mortgage Loan Trust, 2006-14 2A1A	0.411%	1/25/47	304,706	195,303	(e)
Harborview Mortgage Loan Trust, 2006-14 2A1B	0.461%	1/25/47	243,765	55,213	(e)
Harborview Mortgage Loan Trust, 2006-14 2A1C	0.431%	1/25/47	141,386	45,265	(e)
IMPAC CMB Trust, 2003-8 1A2	1.261%	10/25/33	19,562	17,461	(e)
IMPAC CMB Trust, 2005-7 A1	0.521%	11/25/35	177,968	106,637	(e)
IMPAC Secured Assets Corp., 2004-3 1A4	1.061%	11/25/34	41,063	38,694	(e)
IMPAC Secured Assets Corp., 2006-1 1A2B	0.461%	5/25/36	39,476	17,482	(e)
Indymac Index Mortgage Loan Trust, 2005-AR21 4A1	5.151%	10/25/35	184,361	149,308	(e)
Lehman Structured Securities Corp., 2005-1 A1	0.601%	9/26/45	36,077	22,903	(c)(e)
MASTR Alternative Loans Trust, PAC, 2003-7 7A1	0.661%	11/25/33	55,586	54,150	(e)
MASTR ARM Trust, 2003-6 5A1	2.540%	12/25/33	23,324	21,656	(e)
Merrill Lynch Mortgage Investors Inc., 2005-A2 A4	2.800%	2/25/35	61,789	62,161	(e)
NCUA Guaranteed Notes, 2010-R1 1A	0.715%	10/7/20	48,527	48,466	(e)
New York Mortgage Trust Inc., 2005-2 A	0.591%	8/25/35	104,688	92,778	(e)
Residential Accredit Loans Inc., 2006-QO7 3A2	0.466%	9/25/46	391,120	160,931	(e)
Residential Asset Securitization Trust, PAC, 2003-A11 A2	0.711%	11/25/33	22,681	21,238	(e)
Residential Asset Securitization Trust, PAC, 2004-A2 1A3	0.661%	5/25/34	95,426	91,204	(e)
Sequoia Mortgage Trust, 2002-9 2A	2.321%	9/20/32	4,734	4,594	(e)
Sequoia Mortgage Trust, 2003-2 A1	0.921%	6/20/33	128,193	116,219	(e)
Structured ARM Loan Trust, 2004-1 2A	0.571%	2/25/34	7,700	7,171	(e)
Structured ARM Loan Trust, 2004-17 A1	1.612%	11/25/34	14,153	12,724	(e)
Structured ARM Loan Trust, 2004-7 A1	0.666%	6/25/34	11,931	9,251	(e)
Structured Asset Mortgage Investments Inc., 2003-AR2 A1	0.631%	12/19/33	52,282	45,432	(e)
Structured Asset Mortgage Investments Inc., 2005-AR3 2A1	2.758%	8/25/35	16,149	13,496	(e)
Structured Asset Mortgage Investments Inc., 2005-AR7 1A1	2.640%	12/27/35	93,496	56,899	(e)
Structured Asset Mortgage Investments Inc., 2005-AR7 1A2	0.641%	12/27/35	93,449	20,092	(e)
Structured Asset Mortgage Investments Inc., 2006-AR6 1A3	0.451%	7/25/46	249,193	139,277	(e)
Structured Asset Mortgage Investments Inc., 2007-AR4 A1	0.461%	9/25/47	40,543	39,853	(e)
Structured Asset Securities Corp., 1998-3 M1	1.261%	3/25/28	30,467	28,254	(e)
Structured Asset Securities Corp., 1998-8 M1	1.201%	8/25/28	66,175	53,842	(e)
Structured Asset Securities Corp., 2002-16A 1A1	3.079%	8/25/32	62,036	61,232	(e)

See Notes to Financial Statements.

18	Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Structured Asset Securities Corp., 2002-8A 7A1	2.163%	5/25/32	$16,650	$14,495	(e)
Structured Asset Securities Corp., 2003-8 2A9	0.761%	4/25/33	10,084	9,259	(e)
Structured Asset Securities Corp., 2004-NP1 A	0.661%	9/25/33	44,379	38,362	(c)(e)
Structured Asset Securities Corp., 2005-RF3 2A	4.284%	6/25/35	85,074	73,224	(c)(e)
Thornburg Mortgage Securities Trust, 2004-1 I2A	1.161%	3/25/44	13,256	13,233	(e)
Wachovia Mortgage Loan Trust LLC, 2005-A 1A1	3.038%	8/20/35	112,043	76,304	(e)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2002-AR1 1A1	2.810%	11/25/30	46,224	41,246	(e)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2004-AR2 A	1.742%	4/25/44	39,216	31,644	(e)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR10 1A1	5.867%	9/25/36	96,905	76,084	(e)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR3 A1A	1.312%	5/25/46	146,889	83,017	(e)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR6 2A	1.302%	8/25/46	306,074	164,462	(e)
Washington Mutual Inc. Pass-Through Certificates, 2003-S6 2A8	0.661%	7/25/18	74,393	72,998	(e)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR11 A1A	0.581%	8/25/45	189,270	161,452	(e)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A1	0.531%	12/25/45	130,446	113,022	(e)
Wells Fargo Mortgage Backed Securities Trust, 2004-Y 1A1	2.754%	11/25/34	85,977	82,342	(e)
Wells Fargo Mortgage Backed Securities Trust, PAC, 2003-5 A4	0.661%	5/25/33	40,213	40,357	(e)
Total Collateralized Mortgage Obligations (Cost — $7,435,361)				5,312,703
Collateralized Senior Loans — 2.1%
Materials — 0.7%
Paper & Forest Products — 0.7%
Georgia-Pacific Corp., Term Loan	2.302-2.303%	12/21/12	158,759	158,877	(g)
Utilities — 1.4%
Independent Power Producers & Energy Traders — 1.4%
NRG Energy Inc., Term Loan	2.011-2.053%	2/1/13	52,142	51,919	(g)
NRG Energy Inc., Term Loan B	3.553%	8/31/15	246,881	247,292	(g)
Total Utilities				299,211
Total Collateralized Senior Loans (Cost — $454,439)				458,088
Mortgage-Backed Securities — 1.3%
FHLMC — 0.3%
Federal Home Loan Mortgage Corp. (FHLMC)	2.211%	1/1/27	72,849	75,356	(e)

See Notes to Financial Statements.

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2010 Annual Report	19

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
FNMA — 1.0%
Federal National Mortgage Association (FNMA)	2.635%	9/1/35	$208,236	$219,162	(e)
Total Mortgage-Backed Securities (Cost — $282,337)				294,518
U.S. Government & Agency Obligations — 22.5%
U.S. Government Agencies — 22.5%
Federal Farm Credit Bank (FFCB), Bonds	0.295%	1/28/11	250,000	250,013	(e)
Federal Farm Credit Bank (FFCB), Bonds	0.601%	4/27/11	360,000	360,437	(e)
Federal Home Loan Mortgage Corp. (FHLMC)	0.205%	12/29/11	250,000	249,991	(e)
Federal Home Loan Mortgage Corp. (FHLMC), Notes	0.147%	2/1/11	150,000	150,018	(e)
Federal Home Loan Mortgage Corp. (FHLMC), Notes	0.139%	2/10/11	450,000	450,000	(e)
Federal Home Loan Mortgage Corp. (FHLMC), Notes	0.372%	3/9/11	211,000	211,072	(e)
Federal Home Loan Mortgage Corp. (FHLMC), Notes	0.221%	2/16/12	250,000	249,969	(e)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.406%	2/1/23	59,410	60,050	(e)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.341%	4/1/26	133,123	138,533	(e)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.749%	7/1/29	26,704	27,977	(e)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.572%	8/1/30	40,185	42,057	(e)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.491%	10/1/33	17,049	17,708	(e)
Federal Home Loan Mortgage Corp. (FHLMC), One Year LIBOR	2.843%	5/1/33	91,246	95,921	(e)
Federal National Mortgage Association (FNMA)	12.000%	4/20/16	73,015	84,415
Federal National Mortgage Association (FNMA), Notes	0.281%	11/23/12	400,000	400,030	(e)
Federal National Mortgage Association (FNMA), Notes	0.380%	12/3/12	250,000	250,348	(e)
Federal National Mortgage Association (FNMA), One Year CMT ARM	1.902%	8/1/15	63,385	63,762	(e)
Federal National Mortgage Association (FNMA), One Year CMT ARM	1.706%	4/1/20	76,392	77,099	(e)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.246%	11/1/25	84,838	88,569	(e)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.561%	1/1/26	141,666	148,592	(e)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.528%	7/1/26	165,727	173,748	(e)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.282%	5/1/28	436,149	452,541	(e)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.580%	5/1/28	44,204	46,188	(e)

See Notes to Financial Statements.

20	Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government Agencies — continued
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.635%	9/1/30	$69,714	$73,091	(e)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.374%	9/1/32	25,609	26,730	(e)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.665%	1/1/33	6,272	6,498	(e)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.585%	2/1/33	16,093	16,782	(e)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.636%	5/1/33	18,310	19,082	(e)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.636%	9/1/33	85,354	89,035	(e)
Federal National Mortgage Association (FNMA), One Year LIBOR	2.588%	1/1/33	5,179	5,191	(e)
Federal National Mortgage Association (FNMA), One Year LIBOR	2.618%	7/1/33	43,501	45,438	(e)
Federal National Mortgage Association (FNMA), One Year LIBOR	2.961%	10/1/33	34,848	36,598	(e)
Federal National Mortgage Association (FNMA), One Year LIBOR	2.520%	10/1/34	75,677	78,565	(e)
Federal National Mortgage Association (FNMA), Six Month LIBOR	1.837%	4/1/33	75,647	76,108	(e)
Federal National Mortgage Association (FNMA), Six Month LIBOR	2.052%	5/1/33	29,630	30,654	(e)
Federal National Mortgage Association (FNMA), Six Month LIBOR	2.064%	6/1/33	10,828	11,191	(e)
Federal National Mortgage Association (FNMA), Six Month LIBOR	2.281%	10/1/34	161,028	167,192	(e)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	3.375%	5/20/26	48,872	50,421	(e)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	3.375%	5/20/32	13,314	13,736	(e)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	3.000%	1/20/35	77,939	80,160	(e)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.875%	2/20/35	102,189	103,653	(e)
Total U.S. Government & Agency Obligations (Cost — $4,950,232)				5,019,163
U.S. Treasury Inflation Protected Securities — 0.4%
U.S. Treasury Notes, Inflation Indexed (Cost — $80,048)	2.375%	1/15/17	81,337	90,741	(h)

See Notes to Financial Statements.

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2010 Annual Report	21

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio

Security			Shares	Value
Common Stocks — 0.0%
Materials — 0.0%
Chemicals — 0.0%
Georgia Gulf Corp. (Cost — $5,138)			248	$5,967	*

		Expiration Date	Warrants
Warrants — 0.0%
Buffets Restaurant Holdings (Cost — $0)		4/28/14	4	0	*(b)(f)
Total Investments before Short-Term Investments (Cost — $24,158,805)				20,781,277

	Rate	Maturity Date	Face Amount
Short-Term Investments — 6.8%
Repurchase Agreements — 6.8%
Morgan Stanley tri-party repurchase agreement dated 12/31/10; Proceeds at maturity — $1,504,015; (Fully collateralized by U.S. government agency obligations, 3.200% due 9/21/20; Market value — $1,536,022) (Cost — $1,504,000)	0.120%	1/3/11	$1,504,000	1,504,000
Total Investments — 100.1% (Cost — $25,662,805#)				22,285,277
Liabilities in Excess of Other Assets — (0.1)%				(28,751)
Total Net Assets — 100.0%				$22,256,526

*	Non-income producing security.

(a)	Security is in default as of December 31, 2010.

(b)	Illiquid security (unaudited).

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(e)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(f)	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Trustees (See Note 1).

(g)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(h)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(i)	The maturity principal is currently in default as of December 31, 2010.

#	Aggregate cost for federal income tax purposes is $25,663,707.

Abbreviations used in this schedule:
ARM	—Adjustable Rate Mortgage
CMB	—Cash Management Bill
CMT	—Constant Maturity Treasury
LIBOR	—London Interbank Offered Rate
PAC	—Planned Amortization Class
REMIC	—Real Estate Mortgage Investment Conduit

See Notes to Financial Statements.

22	Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2010 Annual Report

Statement of assets and liabilities

December 31, 2010

Assets:
Investments, at value (Cost — $25,662,805)	$22,285,277
Cash	778
Interest receivable	38,058
Receivable for Portfolio shares sold	26,252
Receivable from broker — variation margin on open futures contracts	4,481
Principal paydown receivable	2,657
Receivable for securities sold	1,301
Other receivables	1,249
Total Assets	22,360,053

Liabilities:
Investment management fee payable	18,961
Distribution fees payable	1,863
Payable for Portfolio shares repurchased	490
Trustees’ fees payable	28
Accrued expenses	82,185
Total Liabilities	103,527
Total Net Assets	$22,256,526

Net Assets:
Par value (Note 5)	$25
Paid-in capital in excess of par value	27,312,947
Overdistributed net investment income	(82,021)
Accumulated net realized loss on investments and futures contracts	(1,595,740)
Net unrealized depreciation on investments and futures contracts	(3,378,685)
Total Net Assets	$22,256,526

Shares Outstanding:	2,537,803

Net Asset Value:	$8.77

See Notes to Financial Statements.

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2010 Annual Report	23

Statement of operations

For the Year Ended December 31, 2010

Investment Income:
Interest	$452,922

Expenses:
Investment management fee (Note 2)	123,425
Shareholder reports	76,207
Distribution fees (Note 2)	56,102
Audit and tax	31,600
Transfer agent fees	6,284
Legal fees	6,112
Insurance	1,901
Custody fees	1,543
Trustees’ fees	207
Miscellaneous expenses	1,123
Total Expenses	304,504
Less: Fee waivers and/or expense reimbursements (Note 2)	(79,949)
Compensating balance arrangements (Note 1)	(221)
Net Expenses	224,334
Net Investment Income	228,588

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(903,450)
Futures contracts	125,813
Net Realized Loss	(777,637)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	2,486,772
Futures contracts	4,911
Change in Net Unrealized Appreciation (Depreciation)	2,491,683
Net Gain on Investments and Futures Contracts	1,714,046
Proceeds from Settlement of a Regulatory Matter (Note 7)	2,057
Increase in Net Assets From Operations	$1,944,691

See Notes to Financial Statements.

24	Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2010 Annual Report

Statements of changes in net assets

For the Year Ended December 31, 2010, the Period Ended December 31, 2009 and the Year Ended October 31, 2009	2010	2009†	2009

Operations:
Net investment income	$228,588	$53,714	$564,486
Net realized gain (loss)	(777,637)	56,912	(253,949)
Change in net unrealized appreciation (depreciation)	2,491,683	285,484	965,848
Proceeds from settlement of a regulatory matter (Note 7)	2,057	—	—
Increase in Net Assets From Operations	1,944,691	396,110	1,276,385

Distributions to Shareholders From (Note 1):
Net investment income	(240,503)	(392,002)	(1,300,001)
Decrease in Net Assets From Distributions to Shareholders	(240,503)	(392,002)	(1,300,001)

Portfolio Share Transactions (Note 5):
Net proceeds from sale of shares	4,764,023	832,225	3,165,713
Reinvestment of distributions	240,503	392,002	1,300,001
Cost of shares repurchased	(6,761,016)	(751,048)	(6,389,445)
Increase (Decrease) in Net Assets From Portfolio Share Transactions	(1,756,490)	473,179	(1,923,731)
Increase (Decrease) in Net Assets	(52,302)	477,287	(1,947,347)

Net Assets:
Beginning of year	22,308,828	21,831,541	23,778,888
End of year*	$22,256,526	$22,308,828	$21,831,541
* Includes (overdistributed) and undistributed net investment income of:	$(82,021)	$(86,455)	$249,698

†	For the period November 1, 2009 through December 31, 2009.

See Notes to Financial Statements.

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2010 Annual Report	25

Financial highlights

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
	2010	2009[1]	2009[2]	2008[2]	2007[2]	2006[2,3]

Net asset value, beginning of year	$8.13	$8.13	$8.08	$10.13	$10.28	$10.18

Income (loss) from operations:
Net investment income	0.09	0.02	0.22	0.44	0.49	0.42
Net realized and unrealized gain (loss)	0.65	0.12	0.29	(2.01)	(0.17)	(0.01)
Total income (loss) from operations	0.74	0.14	0.51	(1.57)	0.32	0.41

Less distributions from:
Net investment income	(0.10)	(0.14)	(0.46)	(0.48)	(0.47)	(0.31)
Total distributions	(0.10)	(0.14)	(0.46)	(0.48)	(0.47)	(0.31)

Net asset value, end of year	$8.77	$8.13	$8.13	$8.08	$10.13	$10.28
Total return[4]	9.06%	1.79%	7.36%	(16.19)%[5]	3.21%	4.09%

Net assets, end of year (millions)	$22	$22	$22	$24	$38	$40

Ratios to average net assets:
Gross expenses	1.36%	1.72%[6]	1.36%	1.32%	1.22%[7]	1.03%
Net expenses[8,9]	1.00 [10]	1.00 [6,10]	1.00 [10,11]	1.00 [11]	0.92 [7,11]	0.87 [11]
Net investment income	1.02	1.47 [6]	2.76	4.07	4.62	3.98

Portfolio turnover rate	41%	3%	38%[12]	45%[12]	130%[12]	45%[12]

[1]	For the period November 1, 2009 through December 31, 2009.

[2]	For the year ended October 31.

[3]	Represents a share of capital stock outstanding prior to April 30, 2007.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The investment manager fully reimbursed the Portfolio for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

[6]	Annualized.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Portfolio during the period. Without these fees, the gross and net expense ratios would have been 1.21% and 0.91%, respectively.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of the Portfolio did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[11]

As a result of a contractual expense limitation, effective October 31, 2005 through February 28, 2007, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of the Portfolio did not exceed 1.00%. Effective March 1, 2007, the Portfolio has a 1.00% voluntary expense limitation that may be terminated at any time.

[12]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 102%, 212%, 150% and 77% for the years ended October 31, 2009, 2008, 2007 and 2006, respectively.

See Notes to Financial Statements.

26	Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2010 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The Board of Trustees (the “Board”) of the Portfolio determined that it is in the best interests of the Portfolio and its shareholders to terminate and wind up the Portfolio. The Portfolio is expected to cease operations on or about April 29, 2011. Shortly before that date, in the discretion of portfolio management, in preparation for the termination of the Portfolio, the assets of the Portfolio will be liquidated and the Portfolio will cease to pursue its investment objective.

Shareholders of the Portfolio who elect to redeem their shares prior to the completion of the liquidation will be redeemed in the ordinary course at the Portfolio’s net asset value per share. Each shareholder who remains in the Portfolio will receive a liquidating distribution equal to the aggregate net asset value of the shares of the Portfolio that such shareholder then holds.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2010 Annual Report	27

values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Portfolio has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Portfolio’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes	—	$5,944,529	—		$5,944,529
Asset-backed securities	—	3,567,161	$88,407		3,655,568
Collateralized mortgage obligations	—	5,312,703	—		5,312,703
Collateralized senior loans	—	458,088	—		458,088
Mortgage-backed securities	—	294,518	—		294,518
U.S. government & agency obligations	—	5,019,163	—		5,019,163
U.S. treasury inflation protected securities	—	90,741	—		90,741
Common stocks	$5,967	—	—		5,967
Warrants	—	—	0	*	0	*
Total long-term investments	$5,967	$20,686,903	$88,407		$20,781,277
Short-term investments†	—	1,504,000	—		1,504,000
Total investments	$5,967	$22,190,903	$88,407		$22,285,277
Other financial instruments:
Futures contracts	11,108	—	—		11,108
Total	$17,075	$22,190,903	$88,407		$22,296,385

28	Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$12,265	—	—	$12,265

†	See Schedule of Investments for additional detailed categorizations.

*	Value is less than $1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments In Securities	Asset- Backed Securities	Warrants		Total
Balance as of December 31, 2009	—	$0	*	$0	*
Accrued premiums/discounts	$1,454	—		1,454
Realized gain (loss)[1]	1,263	—		1,263
Change in unrealized appreciation (depreciation)[2]	1,528	—		1,528
Net purchases (sales)	84,162	—		84,162
Transfers into Level 3	—	—		—
Transfers out of Level 3	—	—		—
Balance as of December 31, 2010	$88,407	$0	*	$88,407
Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2010[2]	$1,528	$0	*	$1,528

*	Value is less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Portfolio may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Portfolio acquires a debt security subject to an obligation of the seller to repurchase, and of the Portfolio to resell, the security at an agreed-upon price and time, thereby determining the yield during the Portfolio’s holding period. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian, acting on the Portfolio’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Portfolio generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Portfolio seeks to assert its rights

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2010 Annual Report	29

or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

(c) Futures contracts. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, commodities or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Portfolio is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Portfolio each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Portfolio recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Loan participations. The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Portfolio assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Portfolio and the borrower. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(e) Mortgage dollar rolls. The Portfolio may enter into mortgage dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Portfolio executes its mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, whereby the Portfolio makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Portfolio accounts for mortgage dollar rolls as purchases and sales.

30	Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

The risk of entering into mortgage dollar rolls is that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities.

(f) Securities traded on a to-be-announced basis. The Portfolio may trade securities on a TBA basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio. Beginning on the date the Portfolio enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(g) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(h) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

Consistent with its objective to seek high current income, the Portfolio may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed, amongst other factors. These securities are generally more volatile in nature, and the risk of loss of principal may be greater.

(i) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2010 Annual Report	31

premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Portfolio may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(j) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolio are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(k) Compensating balance arrangements. The Portfolio has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank. The amount is shown as a reduction of expenses in the Statement of Operations.

(l) Federal and other taxes. It is the Portfolio’s policy to comply with the federal income tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute its taxable income and realized gains, if any, to shareholders in accordance with the requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Portfolio’s financial statements.

However, due to the timing of when distributions are made by the Portfolio, the Portfolio may be subject to an excise tax of 4% of the amount by which 98% of the Portfolio’s annual taxable income and net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Portfolio paid $164 of Federal excise taxes attributable to calendar year 2009. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the minimum distribution requirement for capital gains that must be met in order to avoid the imposition of excise tax has been raised from 98% to 98.2% for calendar years beginning after December 22, 2010.

(m) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$164	—	$(164)
(b)	14,128	$(14,128)	—

(a)	Reclassifications are primarily due to a non-deductible excise tax paid by the Portfolio.

(b)	Reclassifications are primarily due to losses from mortgage backed securities treated as capital losses for tax purposes.

32	Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager and Western Asset Management Company (“Western Asset”) is the Portfolio’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.550%
Next $1 billion	0.525
Next $3 billion	0.500
Next $5 billion	0.475
Over $10 billion	0.450

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to the subadviser the day-to-day portfolio management of the Portfolio. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Portfolio.

As a result of an expense limitation arrangement between the Portfolio and LMPFA, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

During the year ended December 31, 2010, fees waived and/or expenses reimbursed amounted to $46,288.

The manager is permitted to recapture amounts previously forgone or reimbursed to the Portfolio during the same fiscal year if the Portfolio’s total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Portfolio, in the Portfolio’s total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Portfolio’s sole and exclusive distributor.

The Trust, on behalf of the Portfolio has adopted a plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. The plan provides that the Portfolio shall pay a fee in the amount not to exceed 0.25% of the average daily net assets of the Portfolio. The fee is calculated daily and paid monthly. The Trust has agreed to waive 0.15% of the Rule 12b-1 distribution plan fees for the Portfolio. For the year ended December 31, 2010, Rule 12b-1 distribution plan fees of $33,661 were waived for the Portfolio.

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2010 Annual Report	33

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$6,290,568	$2,320,114
Sales	8,741,998	1,383,999

At December 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$220,178
Gross unrealized depreciation	(3,598,608)
Net unrealized depreciation	$(3,378,430)

At December 31, 2010, the Portfolio had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
90-Day Eurodollar	9	9/11	$2,226,404	$2,237,512	$11,108
U.S. Treasury 2-Year Notes	6	3/11	1,314,301	1,313,438	(863)
U.S. Treasury 5-Year Notes	6	3/11	717,715	706,313	(11,402)
Net unrealized loss on open futures contracts					$(1,157)

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2010.

ASSET DERIVATIVES[1]
Interest Rate Contracts Risk
Futures contracts[2]	$11,108

LIABILITY DERIVATIVES(1)
Interest Rate Contracts Risk
Futures contracts[2]	$12,265

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

34	Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the year ended December 31, 2010. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Portfolio’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Contracts Risk
Futures contracts	$125,813

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Contracts Risk
Futures contracts	$4,911

During the year ended December 31, 2010, the volume of derivative activity for the Portfolio was as follows:

Average Market Value
Futures contracts (to buy)	$6,854,040
Futures contracts (to sell)†	1,103,332

†	At December 31, 2010, there were no open positions held in this derivative.

5. Shares of beneficial interest

At December 31, 2010, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share.

Transactions in shares of the Portfolio were as follows:

	Year Ended December 31, 2010	Period Ended December 31, 2009†	Year Ended October 31, 2009
Shares sold	558,833	102,101	411,724
Shares issued on reinvestment	27,480	48,575	187,861
Shares repurchased	(792,808)	(92,416)	(856,886)
Net increase (decrease)	(206,495)	58,260	(257,301)

†	For the period November 1, 2009 through December 31, 2009.

6. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal year ended December 31, 2010, the fiscal period ended December 31, 2009 and the fiscal year ended October 31, were as follows:

	December 31, 2010	December 31, 2009†	October 31, 2009
Distributions Paid From:
Ordinary income	$240,503	$392,002	$1,300,001

†	For the period Nov. 1, 2009 through Dec. 31, 2009.

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2010 Annual Report	35

As of December 31, 2010, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$1,987
Capital loss carryforward*	(1,293,117)
Other books/tax temporary differences(a)	(385,729)
Unrealized appreciation (depreciation)(b)	(3,379,587)
Total accumulated earnings (losses) — net	$(5,056,446)

*	As of December 31, 2010, the Portfolio had the following net capital loss carryforward remaining:

Year of Expiration	Amount
12/31/2013	$(129,511)
12/31/2014	(211,314)
12/31/2016	(435,700)
12/31/2018	(516,592)
$(1,293,117)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized losses on certain futures contracts, the deferral of post-October capital losses for tax purposes, the tax deferral of losses on straddles, differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

7. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Portfolio, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Portfolio, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Portfolio (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First

36	Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act.

The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, LMPFA does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

On May 12, 2010, the SEC approved the disbursement of approximately $108.6 million previously paid to the U.S. Treasury, reflecting the disgorgement of Citigroup’s profits, plus interest. On May 26, 2010, these amounts were disbursed to the

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2010 Annual Report	37

Affected Funds pursuant to a Plan of Distribution approved by the SEC. The Portfolio has received $2,057 related to this distribution. All other amounts not previously distributed were retained by the U.S. Treasury.

8. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Portfolio, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Portfolio was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

38	Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

9. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (prior to May 31, 2010, the Fund was known as Western Asset / CitiSM New York Tax Free Reserves, and prior to June 1, 2009, as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2010 Annual Report	39

an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit reserved judgment after determining that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law regarding the statute governing derivative proceedings was better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court. On August 23, 2010, the Massachusetts Supreme Judicial Court answered the certified question, concluding that a derivative action must be dismissed under applicable state law following a corporation’s independent determination, made in good faith and after reasonable inquiry, that maintenance of the derivative proceeding is not in the best interests of the corporation, regardless whether the derivative complaint has been filed before or after the corporation’s rejection of the shareholder’s demand. The answer will be conveyed to the U.S. Court of Appeals for the Second Circuit and the parties await a decision of that Court.

10. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Portfolio, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending December 31, 2011.

40	Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2010 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Variable Income Trust:

We have audited the accompanying statement of assets and liabilities of Legg Mason Western Asset Variable Adjustable Rate Income Portfolio, a series of Legg Mason Partners Variable Income Trust, including the schedule of investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended, the period from November 1, 2009 to December 31, 2009, and the year ended October 31, 2009, and the financial highlights for the year then ended, the period from November 1, 2009 to December 31, 2009, and each of the years in the four-year period ended October 31, 2009. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Western Asset Variable Adjustable Rate Income Portfolio as of December 31, 2010, the results of its operations, the changes in its net assets, and the financial highlights for the periods described above, in conformity with U.S. generally accepted accounting principles.

As described in Note 1, the Board of Trustees has approved the liquidation of the Legg Mason Western Asset Variable Adjustable Rate Income Portfolio.

New York, New York

February 15, 2011

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio	41

Board approval of management and
subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Variable Income Trust (the “Trust”) held on November 8-9, 2010, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Legg Mason Western Asset Variable Adjustable Rate Income Portfolio, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreement and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the Meeting and considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board approval of management agreement and sub-advisory agreement

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement. The Independent Trustees also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present. In approving the Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement, and each Trustee may have attributed different weight to the various factors.

42	Legg Mason Western Asset Variable Adjustable Rate Income Portfolio

Board approval of management and
subadvisory agreements (unaudited) (cont’d)

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser had expanded over time as a result of regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, and that it considered the Manager’s and the Subadviser’s risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and the Subadviser’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadviser.

The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadviser’s policies and practices regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, management also reported to the Board on, among other things, its business plans and organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio	43

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all funds classified by Lipper as short-intermediate investment-grade debt funds underlying variable insurance products, showed, among other data, that the Fund’s performance for the 1-year period ended June 30, 2010 was above the median and the performance for the 3- and 5-year periods ended June 30, 2010 was below the median. The Board noted the explanations from the Manager and the Subadviser concerning the Fund’s relative performance versus the peer group for the various periods. The Board also considered the Fund’s improved more recent performance.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreement were sufficient for renewal. The Board took into account the proposed plans with respect to the Fund.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. In addition, the Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund.

In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts. The Board also considered and discussed information about the Subadviser’s fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of funds (including the Fund) classified as short-intermediate investment-grade debt

44	Legg Mason Western Asset Variable Adjustable Rate Income Portfolio

Board approval of management and
subadvisory agreements (unaudited) (cont’d)

funds underlying variable insurance products and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee was slightly above the median and Actual Management Fee was slightly below the median. The Board noted that the Fund’s actual total expense ratio was above the median. The Board took into account management’s discussion of the Fund’s expenses and noted the limited size of the expense group. The Board also considered that the current limitation on the Fund’s expenses is expected to continue through December 2012.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed in the past by an outside consultant and remained unchanged. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Manager had previously agreed to institute breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in the Fund’s asset levels. The Board noted that although the Fund had not reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered, the Fund’s Contractual Management Fee was approximately equivalent to the asset-weighted average of the management fees paid by the other funds in the expense group at all asset levels.

The Board determined that the management fee structure for the Fund, including breakpoints, was reasonable.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio	45

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

*  *  *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreement would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

46	Legg Mason Western Asset Variable Adjustable Rate Income Portfolio

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Western Asset Variable Adjustable Rate Income Portfolio (the “Portfolio”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Trustees and officers of the Portfolio is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Portfolio at 1-877-721-1926.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	World Affairs Council (since 2009); formerly, Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (2001 to 2008); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)
A. Benton Cocanougher
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	Retired; Dean Emeritus and Professor Emeritus, Texas A&M University (since 2008); Interim Dean, George Bush School of Government and Public Service, Texas A&M University (2009 to 2010); A.P. Wiley Professor, Texas A&M University (2001 to 2008); Interim Chancellor, Texas A&M University System (2003 to 2004); Dean of the Mays Business School, Texas A&M University (1987 to 2001)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Formerly, Director, First American Bank, Texas (1994 to 1999); formerly, Director, Randle Foods, Inc. (1991 to 1999); formerly, Director, Petrolon, Inc. (engine lubrication products) (1991 to 1994)
Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio	47

Independent Trustees cont’d
Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None
Rainer Greeven
Year of birth	1936
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Attorney, Rainer Greeven PC (since 1998); President and Director, 62nd Street East Corporation (real estate) (since 2002)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Avica, Ltd (industrial and real estate holding) (since 2002)
Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1974); Executive Director of Business Builders Team, LLC (since 2005); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)
Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None

48	Legg Mason Western Asset Variable Adjustable Rate Income Portfolio

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Diana R. Harrington
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None
Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)
Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and Chairman (since 2005) of various series of MainStay Family of Funds (66 funds)
Alan G. Merten
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President, George Mason University (since 1996)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Director, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio	49

Independent Trustees cont’d
R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None
Interested Trustee and Officer:
R. Jay Gerken, CFA[3]
Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 148 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)
Number of funds in fund complex overseen by Trustee	136
Other board memberships held by Trustee during past five years	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (prior to 2006)
Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

50	Legg Mason Western Asset Variable Adjustable Rate Income Portfolio

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d

John Chiota Legg Mason 100 First Stamford Place, Stamford, CT 06902

Year of birth	1968
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2007 and 2008
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); Vice President of Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (prior to 2006); formerly, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse (prior to 2004)
Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM and CFM (since 2002)

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio	51

Additional Officers cont’d

Kaprel Ozsolak Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1965
Position(s) with Trust	Chief Financial Officer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007) and Legg Mason & Co. predecessors (prior to 2007); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)

David Castano Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1971
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2008); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Treasurer of Lord Abbett mutual funds (prior to 2006); formerly, Supervisor at UBS Global Asset Management (prior to 2004)
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Portfolio within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Portfolio, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

Legg Mason Western Asset

Variable Adjustable Rate Income Portfolio

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA

Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio

The Portfolio is a separate investment series of Legg Mason Partners Variable Income Trust, a Maryland statutory trust.

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio

Legg Mason Funds

55 Water Street

New York, NY 10041

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolio’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Portfolio at 1-877-721-1926.

Information on how the Portfolio voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Portfolio at 1-877-721-1926, (2) on the Portfolio’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Western Asset Variable Adjustable Rate Income Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a current prospectus.

Investors should consider the Portfolio’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the Portfolio. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX010543 2/11 SR11-1320

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2009 and December 31, 2010 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $141,650 in 2009 and $112,300 in 2010.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $29 in 2009 and $0 in 2010. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Variable Income Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Variable Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $15,600 in 2009 and $15,600 in 2010. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Variable Income Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Variable Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Variable Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2009 and 2010; Tax Fees were 100% and 100% for 2009 and 2010; and Other Fees were 100% and 100% for 2009 and 2010.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Variable Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Variable Income Trust during the reporting period were $0 in 2010.

(h) Yes. Legg Mason Partners Variable Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant's audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b) Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Income Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken) Chief Executive Officer of Legg Mason Partners Variable Income Trust

Date: February 24, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Variable Income Trust

Date: February 24, 2011

By:	/S/ KAPREL OZSOLAK
(Kaprel Ozsolak)
Chief Financial Officer Legg Mason Partners Variable Income Trust

Date: February 24, 2011